UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR
   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-08850

                                ICAP Funds, Inc.
               (Exact name of registrant as specified in charter)

                        225 West Wacker Drive, Suite 2400
                                Chicago, IL 60606
               (Address of principal executive offices) (Zip code)

                                Pamela H. Conroy
                        Institutional Capital Corporation
                        225 West Wacker Drive, Suite 2400
                             Chicago, Illinois 60606
                     (Name and address of agent for service)

                                   Copies to:

                                  Carol A. Gehl
                              Godfrey & Kahn, S.C.
                             780 North Water Street
                           Milwaukee, Wisconsin 53202

         Registrant's telephone number, including area code 312-424-9100

                   Date of fiscal year end: December 31, 2004

                     Date of reporting period: June 30, 2005

Item 1 - Reports to Stockholders

ICAP FUNDS
SEMI-ANNUAL REPORT

JUNE 30, 2005
--------------------------------------------------------------------------------
ICAP EQUITY FUND
ICAP SELECT EQUITY FUND
ICAP INTERNATIONAL FUND
ICAP DISCRETIONARY EQUITY FUND

                                                                          [LOGO]
                                                                            ICAP

TABLE OF CONTENTS

Letter to Shareholders.........................................................1

ICAP EQUITY FUND
Fund Overview..................................................................4
Schedule of Investments........................................................6
Statement of Assets and Liabilities............................................8
Statement of Operations........................................................8
Statements of Changes in Net Assets............................................9
Financial Highlights..........................................................10

ICAP SELECT EQUITY FUND
Fund Overview.................................................................12
Schedule of Investments.......................................................14
Statement of Assets and Liabilities...........................................15
Statement of Operations.......................................................15
Statements of Changes in Net Assets...........................................16
Financial Highlights..........................................................17

ICAP INTERNATIONAL FUND
Fund Overview.................................................................18
Schedule of Investments.......................................................20
Statement of Assets and Liabilities...........................................22
Statement of Operations.......................................................22
Statements of Changes in Net Assets...........................................23
Financial Highlights..........................................................24

ICAP DISCRETIONARY EQUITY FUND
Fund Overview.................................................................26
Schedule of Investments.......................................................28
Statement of Assets and Liabilities...........................................30
Statement of Operations.......................................................30
Statements of Changes in Net Assets...........................................31
Financial Highlights..........................................................32

Notes to Financial Statements.................................................33

 Other Information
Expense Example...............................................................37
Annual Renewal of Investment Advisory Agreements..............................38
Proxy Voting Policies.........................................................40
Quarterly Schedules of Investments............................................40

LETTER TO THE SHAREHOLDERS

[PHOTO]
Robert H. Lyon
President and Chief Investment Officer

As we move forward, it will be important to see the strength in the U.S. and Chinese economies sustained.

Dear Fellow Shareholders,

During the first half of 2005 the global economy performed largely as expected. The U.S. economy slowed modestly from the strong growth exhibited in 2004, with the consumer and housing sectors remaining surprisingly resilient. Europe continued to struggle, and probably decelerated to a very modest, but positive growth rate. Japan also continues to struggle, but with a more positive bias as its financial system has been purged and consumption and real estate are beginning to perk up. The rapidly growing Chinese economy saw some moderation in their massive investment spending, as well as possibly generating some buildup in inventories, but overall continued to grow at a fast pace.

In this environment, the big imbalances that have perpetuated over the past few years changed little. The U.S. current account deficit continued to set new records, and we are about to become a "debtor nation" for the first time since the late 1800s (at least in those days we were importing capital to develop productive investments, not enabling consumption). The conception that the world pie is continuing to grow, but the emerging markets (China, India, Brazil, Eastern Europe, etc.) are gaining share, is beginning to become more obvious. Moreover, the preconditions for continuing, if not accelerating this trend, are becoming more established. Essentially, in a global, quasi-capitalist world where hundreds of millions of new workers are being introduced over a fairly short time frame, it will become increasingly tough to maintain the real living standards for those members of the "first world" countries whose skills offer little value-added. The fact that the emerging economies generally have balance of trade surpluses, have large numbers of well-educated, English speaking participants, have societies where infrastructure improvements can vastly improve time-to-market, and where governments have lowered marginal tax rates, all further enhance their competitiveness. As these trends inexorably become more pronounced, we should expect competition at all levels to be intense, that there will also be competition for scarce resources that are truly in short supply (including energy), and that this increase in global supply (only partially matched by increased consumption in the emerging economies) will keep a secular lid on price pressure.

As we move forward, it will be important to see the strength in the U.S. and Chinese economies sustained. The U.S. economy is already slowing, after record amounts of monetary and fiscal stimulus, and with credit conditions still very accommodative in terms of access to capital at low spreads. Given China's substantial investment boom over the past several years, and pressure to revalue their currency, an unexpected slowdown there would also be difficult to reflate out of in the short run. The rest of the world's marginal growth is at the mercy of trends in these two giants. So where does this leave us in terms of the outlook for the U.S. equity market? We still expect aggregate returns to be positive, but restrained. We would expect that higher quality, larger capitalization companies with solid franchises and financials would be advantaged versus their opposites as competitive pressures continue to mount. Since the beginning of the year, there has been a modest shift in favor of larger capitalization, higher quality companies, but we would expect more follow-through in the second half of 2005 and into 2006.

In general, we would expect top-line growth to slow as both volume and price inflation moderate, while margins will be impinged upon by lower productivity and higher input costs. In addition to profit growth decelerating to the single-digits, we expect the Fed to continue to tighten further than the consensus view. Our view is that despite a rise from 1% to 3.25% and a slowdown in the broad monetary aggregates, as long as credit in the real world is widely available, it's too soon to call for a halt in the upward path of short rates. Whether this is the correct policy in the long run, only time will tell, but with the intense speculative activity in the "investor" market in housing in certain regions, it seems too early to stop raising short rates. The combination of decelerating profit and accelerating short-term interest rates should continue to challenge the market and work in favor of a leadership toward the higher quality, larger capitalization part of the universe.

Our approach to this tough environment worked well in the first half of 2005. We were able to produce positive returns in the Equity and the Discretionary Equity Funds, primarily as a result of our overweight and stock selection in the energy sector, in addition to good stock selection in technology, consumer services, and financials. The Select Equity Fund also benefited from the overweight and stock selection in the energy sector. The Discretionary Equity, Equity, and Select Equity Funds all held a number of stocks that offer an attractive yield and solid dividend growth prospects. These companies tend to be financially strong, which gives management the flexibility to reward shareholders with higher payouts. Examples include Bank of America and McDonald's. The Funds' exposure to the railroad sector has increased this year. ICAP is optimistic that the rails can continue to improve their operating performance and margins for several reasons. First, due to an extremely tight transportation grid, rail companies are uniquely positioned to pass through higher fuel costs to their customers. Second, the rails are gaining share of traffic as truckers are having difficulty finding drivers and dealing with congestion on the highways. Finally, the rails are making strides to improve their on-time performance, which leverages their large asset base. Rail stocks in the portfolio include CSX and Norfolk Southern.

In addition, many holdings reflect stock-specific catalysts, such as a particular management, a new product, a financial restructuring, or a problem in the process of repair. These catalysts can generate upward momentum for a stock even if the external or macroeconomic environment becomes more challenging. ICAP believes that in the large cap arena, there still are significant pockets of opportunity where stocks tend to be inefficiently priced. For example, the Funds' have exposure to several European stocks traded as American Depositary Receipts (ADRs), such as Sanofi-Aventis and Novartis in the pharmaceutical sector and Cadbury Schweppes in the beverage sector. These stocks sell at large valuation discounts to their U.S. counterparts, yet have either strong new product or restructuring catalysts.

Financial restructuring is another stock-specific catalyst which may include acquisition and merger activity. St. Paul Travelers and Sprint are examples of top performing stocks in the Discretionary Equity, Equity, and Select Equity Funds involved in merger/restructuring activity. MCI and MBNA are additional examples in the Discretionary Equity and Equity Funds which performed well due to merger activity.

During the first half of the year, the International Fund made the transition from a focus on developed Europe to a more international focus covering developed Asia as well. We added names like Mitsubishi Corp and Samsung. Both are extremely well-run companies trading at material discounts to what they would trade in the U.S. (or even Europe) with solid operating catalysts and good macro-economic backdrops.

Key contributors to our first half performance were Allied Domecq and Scottish Power. Detractors were Telecom Italia and Siemens AG. The flat performance of the International Fund masks quite a volatile first half with strong market and currency movements. A strong U.S. dollar rally despite worries about the U.S. current account deficit and a general trend of increased merger and acquisition activity globally were two dominant themes.

Despite a volatile market, ICAP continues to find exciting ideas overseas. European markets remain quite cheap in relation to U.S. markets. Despite concerns over the GDP growth of Europe, our large cap focus means we can still invest in true multi-national blue chip companies which happen to be domiciled outside the U.S. at material discounts to what their peers trade for here in the U.S. This valuation arbitrage also exists in Asia, and is augmented by a better economic growth outlook than in Europe.

At this point, we expect little change in portfolio strategy in the second half. We plan to focus on companies with good franchises and financials, available at reasonable valuations. In particular, we are looking for companies with high free cash yields and restrained capital spending. In addition, we are attracted to some contrarian plays where sell-side analysts are generally negative, and other individual stocks which seem to be inefficiently priced because they are domiciled outside the U.S., or because they don't fall neatly into a single analytical category. In our mind, these are all possible pockets of inefficiency in the market.

Thank you for your continued support.

Sincerely,

/s/ Robert H. Lyon
Robert H. Lyon
President and Chief Investment Officer
June 30, 2005







Past performance is not a guarantee of future results. Return and share price will fluctuate, and redemption value may be more or less than your original investment. The ICAP Funds are actively managed. The stocks mentioned may or may not be held in any of the ICAP Funds at any given time. You should consider the Funds' investment objectives, risks, charges and expenses carefully before you invest. The Funds' prospectus, which can be obtained by calling toll free 1-888-221-ICAP (4227), contains this and other information about the Funds. Read the prospectus carefully before you invest or send money.

Except for historical information contained in this semi-annual report for the ICAP Funds, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe harbor provisions of the Securities Litigation Reform Act of 1995. These include any predictions, assessments, analysis or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the ICAP Funds in the current prospectus, other factors bearing on these reports include the accuracy of the adviser's forecasts and predictions, and the appropriateness of the investment programs designed by the adviser to implement its strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the ICAP Funds to differ materially as compared to applicable benchmarks.

ICAP EQUITY FUND

PERFORMANCE (%) as of June 30, 2005
--------------------------------------------------------------------------------------
                                                                 ANNUALIZED
                                                   -----------------------------------
                                                                                 SINCE
                      2Q05      YTD    1 YEAR   3 YEAR   5 YEAR   10 YEAR   12/31/1994

ICAP Equity Fund      1.96      2.76    10.64     7.40     4.31     10.92        12.65
S&P 500 Index         1.37     -0.81     6.32     8.28    -2.37      9.94        11.38

GROWTH OF $10,000
December 31, 1994 through June 30, 2005

                ICAP
               Equity       S&P 500
                Fund         Index
------------------------------------------
12/31/1994    10,000.00    10,000.00
 3/31/1995    10,924.64    10,973.66
 6/30/1995    12,385.10    12,021.28
 9/30/1995    13,472.79    12,976.51
12/31/1995    13,885.34    13,757.79
 3/31/1996    15,046.74    14,496.25
 6/30/1996    15,246.14    15,146.78
 9/30/1996    15,778.47    15,614.91
12/31/1996    17,531.43    16,916.57
 3/31/1997    18,201.28    17,370.11
 6/30/1997    21,337.53    20,402.57
 9/30/1997    23,172.82    21,930.89
12/31/1997    22,630.38    22,560.49
 3/31/1998    25,359.03    25,707.41
 6/30/1998    26,232.69    26,556.28
 9/30/1998    21,646.69    23,914.58
12/31/1998    25,215.08    29,007.51
 3/31/1999    26,252.60    30,452.89
 6/30/1999    29,489.64    32,599.64
 9/30/1999    26,623.44    30,564.17
12/31/1999    29,320.75    35,112.03
 3/31/2000    29,713.53    35,917.40
 6/30/2000    28,271.15    34,962.90
 9/30/2000    29,909.11    34,624.34
12/31/2000    31,625.47    31,914.95
 3/31/2001    30,434.20    28,131.39
 6/30/2001    31,569.84    29,777.73
 9/30/2001    28,356.36    25,407.13
12/31/2001    31,432.87    28,122.00
 3/31/2002    31,350.53    28,199.56
 6/30/2002    28,168.66    24,421.36
 9/30/2002    22,627.94    20,202.36
12/31/2002    23,680.62    21,906.98
 3/31/2003    23,433.05    21,216.84
 6/30/2003    26,516.13    24,483.85
 9/30/2003    26,906.77    25,130.85
12/31/2003    30,506.88    28,190.86
 3/31/2004    31,445.25    28,668.20
 6/30/2004    31,547.05    29,161.70
 9/30/2004    31,215.68    28,617.13
12/31/2004    33,963.18    31,258.63
 3/31/2005    34,231.88    30,587.11
 6/30/2005    34,902.26    31,005.72

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1994, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. A direct investment in any index is not possible.

ICAP EQUITY FUND
As of June 30, 2005

FUND FACTS
Date of inception..............12/31/1994
Ticker symbol.......................ICAEX
CUSIP...........................448926204
NAV................................$44.87
Net assets.................$800.3 million

FUND OBJECTIVE
The investment objective of the ICAP Equity Fund is to seek a superior total return with only a moderate degree of risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the Standard and Poor's 500(R) Index (the "S&P 500(R) Index") over a full market cycle and indices comprised of value-oriented stocks over shorter periods. The Fund may invest in cash and cash equivalents to meet anticipated redemption requests, to pay expenses and pending investment or reinvestment. The Fund's investment in such instruments will generally not exceed 5% of its total assets. The Fund intends to be virtually fully invested in equity securities at all times. The Fund will typically hold between 40 and 45 securities.

INVESTOR PROFILE
This Fund is most appropriate for investors who seek the capital appreciation of large-cap equities with only a moderate degree of risk. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS
Number of holdings........................................46
Percent in equities....................................97.4%
Percent in cash and other assets less liabilities.......2.6%
Price/earnings ratio...................................16.1x
Weighted average market cap......................$79 billion

TOP 10 HOLDINGS
Percent of net assets
--------------------------------------------------------------------------------
Bank of America Corp.                                                       4.6%
Citigroup, Inc.                                                             4.6%
BellSouth Corp.                                                             3.6%
Altria Group, Inc.                                                          3.2%
The St. Paul Travelers Cos., Inc.                                           3.1%
Wells Fargo & Co.                                                           3.0%
Halliburton Co.                                                             2.9%
Microsoft Corp.                                                             2.9%
PepsiCo, Inc.                                                               2.9%
Occidental Petroleum Corp.                                                  2.8%

SECTOR WEIGHTINGS
Percent of equities
--------------------------------------------------------------------------------
Basic Industries                                                              5%
Capital Spending                                                              7%
Communications                                                                8%
Consumer Services                                                             5%
Consumer Staples                                                             11%
Energy                                                                       15%
Financial                                                                    24%
Health Care                                                                   8%
Retail                                                                        4%
Technology                                                                    7%
Transportation                                                                4%
Utilities                                                                     2%

ICAP EQUITY FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 97.4%

BASIC INDUSTRIES - 5.0%

Archer-Daniels-Midland Co.                           611,650        $13,077,077
BASF AG ADR                                          279,700         18,460,200
Freeport-McMoRan
  Copper & Gold, Inc. Class B                        227,850          8,530,704
                                                                  -------------
                                                                     40,067,981
                                                                  -------------
CAPITAL SPENDING - 6.9%
Deere & Co.                                          320,550         20,992,820
Tyco International Ltd.                              706,950         20,642,940
Waste Management, Inc.                               469,050         13,292,877
                                                                  -------------
                                                                     54,928,637
                                                                  -------------
COMMUNICATIONS - 8.4%
BellSouth Corp.                                    1,095,850         29,116,735
Comcast Corp. Class A*                               649,201         19,930,471
Sprint Corp.                                         706,100         17,716,049
                                                                  -------------
                                                                     66,763,255
                                                                  -------------
CONSUMER SERVICES - 5.1%
Cendant Corp.                                        949,950         21,250,382
News Corp. Class A                                   743,550         12,030,639
R.R. Donnelley & Sons Co.                            229,468          7,918,941
                                                                  -------------
                                                                     41,199,962
                                                                  -------------
CONSUMER STAPLES - 10.5%
Altria Group, Inc.                                   390,600         25,256,196
Cadbury Schweppes plc ADR                            415,850         15,939,530
McDonald's Corp.                                     728,000         20,202,000
PepsiCo, Inc.                                        423,500         22,839,355
                                                                  -------------
                                                                     84,237,081
                                                                  -------------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY - 14.4%
ConocoPhillips                                       371,208        $21,340,748
Exxon Mobil Corp.                                    383,500         22,039,745
Halliburton Co.                                      493,500         23,599,170
Marathon Oil Corp.                                   378,854         20,219,438
National-Oilwell Varco, Inc.*                        118,850          5,650,129
Occidental Petroleum Corp.                           286,800         22,063,524
                                                                  -------------
                                                                    114,912,754
                                                                  -------------
FINANCIAL - 23.7%
Bank of America Corp.                                808,200         36,862,002
Citigroup, Inc.                                      796,919         36,841,565
Freddie Mac                                          188,150         12,273,024
Goldman Sachs Group, Inc.                            208,350         21,255,867
J.P. Morgan Chase & Co.                              561,000         19,814,520
MBNA Corp.                                           530,600         13,880,496
The St. Paul Travelers Cos., Inc.                    628,843         24,858,164
Wells Fargo & Co.                                    385,500         23,739,090
                                                                  -------------
                                                                    189,524,728
                                                                  -------------
HEALTH CARE - 7.9%
Baxter International, Inc.                           130,800          4,852,680
Beckman Coulter, Inc.                                154,900          9,846,993
MedImmune, Inc.*                                     433,600         11,585,792
Novartis AG ADR                                      351,500         16,675,160
Sanofi-Aventis ADR                                   504,030         20,660,190
                                                                  -------------
                                                                     63,620,815
                                                                  -------------

See notes to financial statements.
*Non-income producing.

ICAP EQUITY FUND

As of June 30, 2005 (unaudited)
--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

RETAIL - 3.6%
Lowe's Cos., Inc.                                    265,700        $15,469,054
Saks, Inc.*                                          268,300          5,089,651
Staples, Inc.                                        378,425          8,068,021
                                                                  -------------
                                                                     28,626,726
                                                                  -------------
TECHNOLOGY - 6.5%
Agilent Technologies*                                241,600          5,561,632
Hewlett-Packard Co.                                  650,750         15,299,132
Microsoft Corp.                                      922,550         22,916,142
Motorola, Inc.                                       438,800          8,012,488
                                                                  -------------
                                                                     51,789,394
                                                                  -------------
TRANSPORTATION - 3.6%
Canadian Pacific Railway Ltd.                        221,850          7,656,043
CSX Corp.                                            195,100          8,322,966
Norfolk Southern Corp.                               421,050         13,035,708
                                                                  -------------
                                                                     29,014,717
                                                                  -------------
UTILITIES - 1.8%
Entergy Corp.                                        195,700         14,785,135
                                                                  -------------
Total Common Stocks
   (cost $632,025,422)                                              779,471,185
                                                                  -------------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 2.3%
VARIABLE RATE DEMAND DEPOSIT - 2.3%
UMB Bank Money Market
  Fiduciary, 1.66%                               $18,218,508        $18,218,508
                                                                  -------------
TOTAL SHORT-TERM INVESTMENT
  (cost $18,218,508)                                                 18,218,508
                                                                  -------------
TOTAL INVESTMENTS - 99.7%
  (cost $650,243,930)                                               797,689,693

Other Assets less Liabilities - 0.3%                                  2,574,751
                                                                  -------------

NET ASSETS - 100.0%                                                $800,264,444
                                                                  =============

See notes to financial statements.
*Non-income producing.

ICAP EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

ASSETS:
Investments, at cost                                               $650,243,930

Investments, at value                                              $797,689,693
Receivable for securities sold                                        1,990,098
Dividends and interest receivable                                     1,039,259
Tax reclaim receivable                                                   53,620
Receivable for fund shares sold                                         749,578
Other assets                                                             15,808
                                                                  -------------
      Total assets                                                  801,538,056
                                                                  -------------
LIABILITIES:
Payable for fund shares redeemed                                        569,305
Payable to custodian                                                     13,128
Accrued investment advisory fee                                         481,460
Accrued expenses and other liabilities                                   64,535
Dividends payable                                                       145,184
                                                                  -------------
       Total liabilities                                              1,273,612
                                                                  -------------

NET ASSETS                                                         $800,264,444
                                                                  =============
NET ASSETS CONSIST OF:
Capital stock                                                          $178,361
Paid-in-capital in excess of par                                    597,199,013
Accumulated net investment loss                                         (16,723)
Accumulated net realized gain on investments                         55,458,030
Net unrealized appreciation on investments                          147,445,763
                                                                  -------------

NET ASSETS                                                         $800,264,444
                                                                  =============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          100,000,000
Issued and outstanding                                               17,836,093

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE                                                                $44.87
                                                                         ======


STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends(1)                                                        $10,019,912
Interest                                                                 89,665
                                                                   -------------
Total investment income                                              10,109,577
                                                                   -------------
EXPENSES:
Investment advisory fees                                              3,522,310
Fund administration and accounting fees                                 164,921
Custody fees                                                             45,813
Shareholder servicing                                                    31,502
Reports to shareholders                                                  21,252
State registration fees                                                  17,749
Audit fees                                                               12,807
Directors' fees and expenses                                             11,904
Legal fees                                                               10,786
Other                                                                     7,677
                                                                   -------------
Total expenses before waiver
   and reimbursements                                                 3,846,721
Waiver and reimbursements
   of expenses by Adviser                                              (324,411)
                                                                   -------------
Net expenses                                                          3,522,310
                                                                   -------------
NET INVESTMENT INCOME                                                 6,587,267
                                                                   -------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                     55,982,664
Change in net unrealized appreciation
  on investments                                                    (37,815,377)
                                                                   -------------
Net gain on investments                                              18,167,287
                                                                   -------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $24,754,554
                                                                   ============

(1) Net of $218,603 in foreign withholding taxes.

See notes to financial statements.

ICAP EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                           JUNE 30, 2005          YEAR ENDED
                                            (unaudited)        DECEMBER 31, 2004
--------------------------------------------------------------------------------

OPERATIONS:
Net investment income                          $6,587,267            $16,530,203
Net realized gain on investments               55,982,664            128,215,849
Change in net unrealized appreciation
  on investments                             (37,815,377)           (39,005,512)
                                           --------------         --------------
Net increase in net assets resulting
  from operations                              24,754,554            105,740,540
                                           --------------         --------------
DISTRIBUTIONS PAID FROM:
Net investment income                         (6,603,990)           (16,530,211)
Net realized gain on investments                        -           (16,439,274)
                                           --------------         --------------
Net decrease in net assets
  resulting from distributions paid           (6,603,990)           (32,969,485)
                                           --------------         --------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                    64,469,511            118,438,391
Reinvested distributions                        6,361,146             30,780,820
Shares redeemed                             (232,680,453)          (357,926,757)
                                           --------------         --------------
Net decrease in net assets resulting from
  capital share transactions                (161,849,796)          (208,707,546)
                                           --------------         --------------
TOTAL DECREASE IN NET ASSETS                (143,699,232)          (135,936,491)

NET ASSETS:
Beginning of period                           943,963,676          1,079,900,167
                                           --------------         --------------
End of period                                $800,264,444           $943,963,676
                                           ==============         ==============
TRANSACTIONS IN SHARES:
Shares sold                                     1,464,515              2,805,220
Reinvested distributions                          142,793                710,731
Shares redeemed                               (5,218,103)            (8,480,843)
                                           --------------         --------------
Net decrease                                  (3,610,795)            (4,964,892)
                                           --------------         --------------
See notes to financial statements.

ICAP EQUITY FUND

FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)      (unaudited)      2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $44.01       $40.89       $32.07       $43.01       $43.66       $43.14

Income from investment operations:
  Net investment income                                   0.35         0.72         0.37         0.36         0.36         0.48
  Net realized and unrealized gain (loss)
    on investments                                        0.86         3.88         8.82      (10.94)       (0.64)         2.87
                                                    ----------   ----------   ----------   ----------   ----------   ----------
    Total income (loss) from
      investment operations                               1.21         4.60         9.19      (10.58)       (0.28)         3.35
                                                    ----------   ----------   ----------   ----------   ----------   ----------
Less distributions:
  From net investment income                            (0.35)       (0.72)       (0.37)       (0.36)       (0.37)       (0.48)
  From net realized gain on investments                      -       (0.76)            -            -           -        (2.35)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
     Total distributions                                (0.35)       (1.48)       (0.37)       (0.36)       (0.37)       (2.83)
                                                    ----------   ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD                          $44.87       $44.01       $40.89       $32.07       $43.01       $43.66
                                                    ==========   ==========   ==========   ==========   ==========   ==========
TOTAL RETURN(1)                                          2.76%       11.33%       28.83%     (24.66)%      (0.61)%        7.86%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)            $800,264     $943,964   $1,079,900     $881,809   $1,190,907   $1,050,151
  Ratio of expenses to average net assets:
     Before expense reimbursement(2)                     0.87%        0.87%        0.87%        0.86%        0.86%        0.86%
     After expense reimbursement(2)                      0.80%        0.80%        0.80%        0.80%        0.80%        0.80%
  Ratio of net investment income to
     average net assets:
     Before expense reimbursement(2)                     1.42%        1.56%        0.96%        0.90%        0.81%        1.07%
     After expense reimbursement(2)                      1.49%        1.63%        1.03%        0.96%        0.87%        1.13%
  Portfolio turnover rate(1)                               45%          74%          97%          85%          87%         116%

(1) Not annualized for the six months ended June 30, 2005.
(2) Annualized.


See notes to financial statements.

This page left blank intentionally.

ICAP Select Equity Fund
PERFORMANCE (%) As of June 30, 2005

--------------------------------------------------------------------------------------
                                                            ANNUALIZED
                                                 --------------------------------------
                                2Q05      YTD    1 YEAR   3 YEAR   5 YEAR    12/31/1997
---------------------------------------------------------------------------------------
ICAP Select Equity Fund         1.34     2.89     13.53    12.75     6.30          9.95
S&P 500 Index                   1.37    -0.81      6.32     8.28    -2.37          4.33


GROWTH OF $10,000
December 31, 1997 through June 30, 2005
--------------------------------------------------------------------------------

              ICAP Select   S&P 500
              Equity Fund    Index
----------------------------------------
12/31/1997    10,000.00    10,000.00
 3/31/1998    11,365.67    11,394.88
 6/30/1998    11,698.05    11,771.15
 9/30/1998     9,719.61    10,600.20
12/31/1998    11,532.85    12,857.66
 3/31/1999    12,693.30    13,498.33
 6/30/1999    14,158.27    14,449.88
 9/30/1999    12,621.63    13,547.65
12/31/1999    14,665.90    15,563.50
 3/31/2000    15,513.46    15,920.48
 6/30/2000    15,005.67    15,497.40
 9/30/2000    15,433.80    15,347.34
12/31/2000    16,057.97    14,146.39
 3/31/2001    15,723.95    12,469.31
 6/30/2001    16,625.22    13,199.06
 9/30/2001    14,215.43    11,261.78
12/31/2001    15,802.14    12,465.15
 3/31/2002    15,506.53    12,499.53
 6/30/2002    14,206.16    10,824.84
 9/30/2002    11,498.67     8,954.75
12/31/2002    11,925.22     9,710.33
 3/31/2003    12,124.29     9,404.42
 6/30/2003    14,007.70    10,852.53
 9/30/2003    14,428.48    11,139.32
12/31/2003    16,776.27    12,495.67
 3/31/2004    17,691.93    12,707.26
 6/30/2004    17,938.27    12,926.00
 9/30/2004    17,862.80    12,684.62
12/31/2004    19,792.50    13,855.47
 3/31/2005    20,096.96    13,557.82
 6/30/2005    20,365.31    13,743.37

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1997, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. A direct investment in any index is not possible.

ICAP SELECT EQUITY FUND
As of June 30, 2005

FUND FACTS
Date of inception................12/31/1997
Ticker symbol........................ ICSLX
CUSIP.............................448926303
NAV................................. $35.08
Net assets...................$425.1 million

FUND OBJECTIVE
The investment objective of the ICAP Select Equity Fund is to seek a superior total return. The Fund, which is non-diversified, seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the S&P 500 Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods. While the Equity and Select Equity Funds are similar, the Select Equity Fund will concentrate its investments in fewer securities than the Equity Fund. The Select Equity Fund will typically hold between 20 and 30 securities.

INVESTOR PROFILE
This Fund is most appropriate for investors who are willing to accept higher volatility for the potential of higher capital appreciation. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS
Number of holdings................................................27
Percent in equities............................................96.8%
Percent in cash and other assets less liabilities...............3.2%
Price/earnings ratio...........................................15.3x
Weighted average market cap..............................$77 billion

TOP 10 HOLDINGS
Percent of net assets
--------------------------------------------------------------------------------
Bank of America Corp.                                                       7.5%
The St. Paul Travelers Cos., Inc.                                           4.7%
Microsoft Corp.                                                             4.7%
Tyco International Ltd.                                                     4.5%
Altria Group, Inc.                                                          4.5%
Citigroup, Inc.                                                             4.5%
McDonald's Corp.                                                            4.3%
Cendant Corp.                                                               4.2%
Novartis AG ADR                                                             4.1%
Sprint Corp.                                                                4.1%

SECTOR WEIGHTINGS
Percent of equities
--------------------------------------------------------------------------------
Basic Industries                                                              5%
Capital Spending                                                              9%
Communications                                                                8%
Consumer Services                                                             7%
Consumer Staples                                                             13%
Energy                                                                       14%
Financial                                                                    21%
Health Care                                                                   8%
Retail                                                                        1%
Technology                                                                    7%
Transportation                                                                5%
Utilities                                                                     2%

ICAP SELECT EQUITY FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of June 30, 2005 (unaudited)

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 96.8%

BASIC INDUSTRIES - 4.7%
Archer-Daniels-Midland Co.                           502,700        $10,747,726
BASF AG ADR                                          137,600          9,081,600
                                                                   ------------
                                                                     19,829,326
                                                                   ------------
CAPITAL SPENDING - 8.4%
Deere & Co.                                          248,550         16,277,540
Tyco International Ltd.                              662,300         19,339,160
                                                                   ------------
                                                                     35,616,700
                                                                   ------------
COMMUNICATIONS - 8.1%
Comcast Corp. Class A*                               559,300         17,170,510
Sprint Corp.                                         690,450         17,323,391
                                                                   ------------
                                                                     34,493,901
                                                                   ------------
CONSUMER SERVICES - 6.7%
Cendant Corp.                                        805,550         18,020,153
R.R. Donnelley & Sons Co.                            305,216         10,533,004
                                                                   ------------
                                                                     28,553,157
                                                                   ------------
CONSUMER STAPLES - 12.3%
Altria Group, Inc.                                   295,350         19,097,331
Cadbury Schweppes plc ADR                            385,450         14,774,299
McDonald's Corp.                                     659,850         18,310,837
                                                                   ------------
                                                                     52,182,467
                                                                   ------------
ENERGY - 13.4%
ConocoPhillips                                       221,600         12,739,784
Halliburton Co.                                      311,450         14,893,539
Marathon Oil Corp.                                   236,952         12,646,128
Occidental Petroleum Corp.                           217,100         16,701,503
                                                                   ------------
                                                                     56,980,954
                                                                   ------------
FINANCIAL - 20.4%
Bank of America Corp.                                698,950         31,879,110
Citigroup, Inc.                                      409,600         18,935,808
Goldman Sachs Group, Inc.                            155,800         15,894,716
The St. Paul Travelers Cos., Inc.                    508,348         20,094,996
                                                                   ------------
                                                                     86,804,630
                                                                   ------------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

HEALTH CARE - 8.1%
Novartis AG ADR                                      368,550        $17,484,012
Sanofi-Aventis ADR                                   418,358         17,148,494
                                                                   ------------
                                                                     34,632,506
                                                                   ------------
RETAIL - 1.0%
Saks, Inc.*                                          230,150          4,365,946
                                                                   ------------
TECHNOLOGY - 6.6%
Hewlett-Packard Co.                                  351,650          8,267,291
Microsoft Corp.                                      799,100         19,849,644
                                                                   ------------
                                                                     28,116,935
                                                                   ------------
TRANSPORTATION - 5.3%
CSX Corp.                                            333,150         14,212,179
Norfolk Southern Corp.                               273,050          8,453,628
                                                                   ------------
                                                                     22,665,807
                                                                   ------------
UTILITIES - 1.8%
Entergy Corp.                                         99,000          7,479,450
                                                                   ------------
Total Common Stocks
         (cost $381,454,312)                                        411,721,779
                                                                   ------------

--------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                      AMOUNT
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENT - 2.5%
VARIABLE RATE DEMAND DEPOSIT - 2.5%
UMB Bank Money Market
  Fiduciary, 1.66%                               $10,624,320         10,624,320
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $10,624,320)                                                 10,624,320
                                                                   ------------
TOTAL INVESTMENTS - 99.3%
  (cost $392,078,632)                                               422,346,099

Other Assets less Liabilities - 0.7%                                  2,790,254
                                                                   ------------
NET ASSETS - 100.0%                                                $425,136,353
                                                                   ============


See notes to financial statements.

*Non-income producing.

ICAP SELECT EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

ASSETS:
Investments, at cost                                               $392,078,632
                                                                   ============
Investments, at value                                              $422,346,099
Receivable for securities sold                                        7,640,149
Dividends and interest receivable                                       726,878
Tax reclaim receivable                                                   34,392
Receivable for fund shares sold                                         840,165
Other assets                                                             23,719
                                                                   ------------
  Total assets                                                      431,611,402
                                                                   ------------

LIABILITIES:
Payable for securities purchased                                      5,772,639
Payable for fund shares redeemed                                        225,651
Accrued investment advisory fee                                         230,514
Accrued expenses and other liabilities                                   38,685
Dividends payable                                                       207,560
                                                                   ------------
 Total liabilities                                                    6,475,049
                                                                   ------------
NET ASSETS                                                         $425,136,353
                                                                   ============
NET ASSETS CONSIST OF:
Capital stock                                                          $121,180
Paid-in-capital in excess of par                                    385,274,473
Accumulated net investment loss                                         (8,867)
Accumulated net realized gain on investments                          9,482,100
Net unrealized appreciation on investments                           30,267,467
                                                                   ------------
NET ASSETS                                                         $425,136,353
                                                                   ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          100,000,000
Issued and outstanding                                               12,118,051

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE                                                                $35.08
                                                                         ======


STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends(1)                                                         $4,259,588
Interest                                                                 82,305
                                                                    -----------
Total investment income                                               4,341,893
                                                                    -----------
EXPENSES:
Investment advisory fees                                              1,398,241
Fund administration and accounting fees                                 111,819
Shareholder servicing                                                    35,088
Federal and state registration fees                                      31,729
Custody fees                                                             15,479
Audit fees                                                               12,807
Reports to shareholders                                                  12,742
Directors' fees and expenses                                             11,904
Legal fees                                                               10,466
Other                                                                     3,717
                                                                    -----------
Total expenses before waiver
  and reimbursements                                                  1,643,992
Waiver and reimbursements
  of expenses by Adviser                                               (245,751)
                                                                    -----------
Net expenses                                                          1,398,241
                                                                    -----------
NET INVESTMENT INCOME                                                 2,943,652
                                                                    -----------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      9,531,588
Change in net unrealized appreciation
  on investments                                                     (1,965,185)
                                                                    -----------
Net gain on investments                                               7,566,403
                                                                    -----------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                           $10,510,055
                                                                    ===========


(1) Net of $137,750 in foreign withholding taxes.

See notes to financial statements.

ICAP SELECT EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                           JUNE 30, 2005          YEAR ENDED
                                            (unaudited)        DECEMBER 31, 2004
--------------------------------------------------------------------------------

OPERATIONS:
Net investment income                         $2,943,652              $3,911,022
Net realized gain on investments               9,531,588               7,089,798
Change in net unrealized appreciation
  on investments                             (1,965,185)              22,163,787
                                           -------------           -------------
Net increase in net assets resulting
  from operations                             10,510,055              33,164,607
                                           -------------           -------------
DISTRIBUTIONS PAID FROM:
Net investment income                        (2,952,519)             (3,911,020)
Net realized gain on investments                       -             (1,620,103)
                                           -------------           -------------
Net decrease in net assets
  resulting from distributions paid          (2,952,519)             (5,531,123)
                                           -------------           -------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                  154,148,499             204,857,239
Reinvested distributions                       2,630,192               5,393,238
Shares redeemed                             (24,728,460)            (33,376,192)
                                           -------------           -------------
Net increase in net assets resulting
from capital share transactions              132,050,231             176,874,285
                                           -------------           -------------
TOTAL INCREASE IN NET ASSETS                 139,607,767             204,507,769

NET ASSETS:
Beginning of period                          285,528,586              81,020,817
                                           -------------           -------------
End of period                               $425,136,353            $285,528,586
                                           =============           =============
TRANSACTIONS IN SHARES:
Shares sold                                    4,447,991               6,496,472
Reinvested distributions                          75,226                 161,755
Shares redeemed                                (716,892)             (1,066,339)
                                           -------------           -------------
Net increase                                   3,806,325               5,591,888
                                           =============           =============


See notes to financial statements.


ICAP SELECT EQUITY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                       SIX MONTHS ENDED
                                                         JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)           (unaudited)      2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                                        $34.35       $29.79       $21.37       $28.50       $29.50       $27.91

Income from investment operations:
  Net investment income                                        0.26         0.56         0.21         0.16         0.15         0.32
  Net realized and unrealized gain (loss)
    on investments                                             0.73         4.76         8.42       (7.13)       (0.62)         2.31
                                                           --------     --------      -------      -------      -------      -------
    Total income (loss) from
      investment operations                                    0.99         5.32         8.63       (6.97)       (0.47)         2.63
                                                           --------     --------      -------      -------      -------      -------
Less distributions:
  From net investment income                                 (0.26)       (0.56)       (0.21)       (0.16)       (0.16)       (0.32)
  From net realized gain on investments                          --       (0.20)           --           --       (0.37)       (0.72)
                                                           --------     --------      -------      -------      -------      -------
    Total distributions                                      (0.26)       (0.76)       (0.21)       (0.16)       (0.53)       (1.04)
                                                           --------     --------      -------      -------      -------      -------
NET ASSET VALUE, END OF PERIOD                               $35.08       $34.35       $29.79       $21.37       $28.50       $29.50
                                                           ========     ========      =======      =======      =======      =======
TOTAL RETURN(1)                                               2.89%       17.98%       40.68%     (24.53)%      (1.59)%        9.49%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)                 $425,136     $285,529      $81,021      $37,985      $52,590      $38,239
  Ratio of expenses to average net assets:
    Before expense reimbursement(2)                           0.94%        1.01%        1.22%        1.17%        1.19%        1.35%
    After expense reimbursement(2)                            0.80%        0.80%        0.80%        0.80%        0.80%        0.80%
  Ratio of net investment income to average net assets:
    Before expense reimbursement(2)                           1.54%        1.97%        0.46%        0.27%        0.15%        0.69%
    After expense reimbursement(2)                            1.68%        2.18%        0.88%        0.64%        0.54%        1.24%
  Portfolio turnover rate(1)                                    85%         198%         317%         358%         309%         400%






(1) Not annualized for the six months ended June 30, 2005.
(2) Annualized.

See notes to financial statements.

ICAP INTERNATIONAL FUND

PERFORMANCE (%) as of June 30, 2005
--------------------------------------------------------------------------------------
                                                                 ANNUALIZED
                                                   -----------------------------------
                                                                                 since
                                2Q05     YTD      1 year   3 year  5 year   12/31/1997

ICAP International Fund*       -0.33    -0.10      21.19    14.41    5.37         9.52
MSCI-EAFE Index                -1.01    -1.17      13.65    12.06   -0.55         4.81
--------------------------------------------------------------------------------------

GROWTH OF $10,000
December 31, 1997 through June 30, 2005

                  ICAP
              International     MSCI-Europe      MSCI-EAFE
                  Fund            Index            Index
--------------------------------------------------------------
12/31/1997     10,000.00        10,000.00        10,000.00
 3/31/1998     12,119.80        12,030.49        11,471.01
 6/30/1998     13,368.22        12,649.39        11,592.78
 9/30/1998     10,257.17        10,825.92         9,944.99
12/31/1998     12,739.67        12,853.01        11,999.68
 3/31/1999     13,070.43        12,581.98        12,166.61
 6/30/1999     13,203.87        12,542.79        12,475.78
 9/30/1999     12,857.38        12,689.31        13,023.29
12/31/1999     15,546.40        14,895.86        15,235.32
 3/31/2000     15,954.03        14,907.93        15,219.30
 6/30/2000     15,225.77        14,436.71        14,616.37
 9/30/2000     14,264.02        13,381.60        13,437.34
12/31/2000     14,798.47        13,645.85        13,076.78
 3/31/2001     13,066.70        11,524.70        11,284.25
 6/30/2001     13,518.43        11,298.02        11,166.36
 9/30/2001     12,529.22         9,930.31         9,603.07
12/31/2001     13,473.42        10,929.70        10,272.75
 3/31/2002     13,310.21        10,917.57        10,324.98
 6/30/2002     13,200.88        10,426.10        10,106.13
 9/30/2002     10,062.70         8,045.59         8,111.81
12/31/2002     10,997.85         8,920.84         8,635.25
 3/31/2003     10,242.25         8,098.80         7,925.99
 6/30/2003     12,396.80         9,881.61         9,453.22
 9/30/2003     12,905.57        10,268.02        10,221.53
12/31/2003     15,600.14        12,359.17        11,967.24
 3/31/2004     15,793.53        12,468.80        12,486.50
 6/30/2004     16,315.03        12,734.28        12,513.36
 9/30/2004     16,919.53        12,888.27        12,478.56
12/31/2004     19,791.98        14,940.09        14,390.24
 3/31/2005     19,837.89        15,008.98        14,366.39
 6/30/2005     19,772.90        14,882.69        14,221.66

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1997, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the indices. The indices are unmanaged and therefore do not reflect the cost of portfolio management or trading. A direct investment in any index is not possible.

*Effective April 30, 2005, the ICAP Euro Select Equity Fund changed its name to the ICAP International Fund.

ICAP INTERNATIONAL FUND
As of June 30, 2005

FUND FACTS
Date of inception.................12/31/1997
Ticker symbol..........................ICEUX
CUSIP..............................448926402
NAV...................................$29.92
Net assets................... $104.2 million

FUND OBJECTIVE
The investment objective of the ICAP International Fund is to seek a superior total return with income as a secondary objective. The Fund, formerly the ICAP Euro Select Equity Portfolio, seeks to achieve its investment objective by investing primarily in equity securities of foreign companies with market capitalizations of at least $2 billion. The Fund may invest in equity securities of companies that trade in emerging or developing markets. The Fund's investments may be publicly traded in the U.S. or on a foreign exchange, and may be bought or sold in a foreign currency. The Fund seeks to achieve a total return greater than the Morgan Stanley Capital International Europe, Australasia, and Far East Index (the "MSCI-EAFE Index"). The Fund will typically hold between 30 and 50 securities. The Fund at all times will have significant investments in each of at least three countries outside the United States.

INVESTOR PROFILE
This Fund is most appropriate for investors who are willing to accept higher volatility for the potential of higher capital appreciation. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS
Number of holdings...............................................33
Percent in equities...........................................97.8%
Percent in cash and other assets less liabilities..............2.2%
Price/earnings ratio..........................................12.7x
Weighted average market cap.............................$55 billion

TOP 10 HOLDINGS
Percent of net assets
--------------------------------------------------------------------------------
Allied Domecq plc                                                           4.7%
Total SA ADR                                                                4.3%
BP plc ADR                                                                  4.0%
ING Groep NV ADR                                                            3.9%
Novartis AG ADR                                                             3.6%
Philips Electronics NV ADR                                                  3.6%
Allianz AG                                                                  3.6%
Scottish Power plc                                                          3.6%
Sanofi-Aventis ADR                                                          3.5%
Groupe Bruxelles Lambert SA                                                 3.5%

COUNTRY COMPOSITION
Percent of equities
--------------------------------------------------------------------------------
Belgium 4%
Canada 2%
Finland 2%
France 12%
Germany 13%
Hong Kong 2%
Italy 6%
Japan 11%
Netherlands 8%
South Korea 4%
Sweden 3%
Switzerland 13%
United Kingdom 20%

ICAP INTERNATIONAL FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of June 30, 2005 (unaudited)

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 97.8%
BASIC INDUSTRIES - 6.1%
BASF AG ADR                                            52,650        $3,474,900
Mitsubishi Corp. ADR                                  104,600         2,846,982
                                                                   ------------
                                                                      6,321,882
                                                                   ------------
CAPITAL SPENDING - 5.6%
Investor AB Class B                                   216,150         2,934,038
Siemens AG ADR                                         39,750         2,887,838
                                                                   ------------
                                                                      5,821,876
                                                                   ------------
COMMUNICATIONS - 5.6%
SK Telecom Co. Ltd. ADR                               106,800         2,178,720
Vivendi Universal SA ADR                              116,300         3,643,679
                                                                   ------------
                                                                      5,822,399
                                                                   ------------
CONSUMER SERVICES - 3.5%
Groupe Bruxelles Lambert SA                            42,350         3,671,017
                                                                   ------------
CONSUMER STAPLES - 13.1%
Allied Domecq plc                                     407,300         4,927,899
Cadbury Schweppes plc ADR                              91,400         3,503,362
Japan Tobacco, Inc.                                       130         1,736,305
Nestle SA ADR                                          54,700         3,501,210
                                                                   ------------
                                                                     13,668,776
                                                                   ------------
ENERGY - 11.7%
BP plc ADR                                             67,350         4,201,293
ENI S.p.A. ADR                                         27,650         3,544,730
Total SA ADR                                           38,400         4,487,040
                                                                   ------------
                                                                     12,233,063
                                                                   ------------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

FINANCIAL - 20.5%
Allianz AG                                             32,450        $3,730,964
Barclays plc                                          366,100         3,645,251
ING Groep NV ADR                                      144,000         4,039,200
Mizuho Financial Group, Inc.                              771         3,492,844
UBS AG ADR                                             36,600         2,849,310
UniCredito Italiano S.p.A.                            411,000         2,173,175
Zurich Financial Services AG ADR                       83,500         1,439,139
                                                                   ------------
                                                                     21,369,883
                                                                   ------------
HEALTH CARE - 9.8%
Novartis AG ADR                                        79,750         3,783,340
Roche Holding AG ADR                                   23,850         1,509,824
Sanofi-Aventis ADR                                     90,081         3,692,420
Takeda Pharmaceutical Co. Ltd.                         24,150         1,198,673
                                                                   ------------
                                                                     10,184,257
                                                                   ------------
PROPERTY - 4.3%
Mitsui Fudosan Co. Ltd.                               201,700         2,266,190
The Wharf (Holdings) Ltd.                             630,300         2,213,627
                                                                   ------------
                                                                      4,479,817
                                                                   ------------
TECHNOLOGY - 6.0%
Philips Electronics NV ADR                            149,716         3,771,346
Samsung Electronics Co. Ltd. GDR                       10,150         2,428,388
                                                                   ------------
                                                                      6,199,734
                                                                   ------------
TRANSPORTATION - 2.2%
Canadian Pacific Railway Ltd.                          67,700         2,336,327
                                                                   ------------
UTILITIES - 9.4%
E.ON AG ADR                                           119,150         3,528,032
Fortum Oyj                                            160,200         2,569,794
Scottish Power plc                                    418,000         3,719,968
                                                                   ------------
                                                                      9,817,794
                                                                   ------------
TOTAL COMMON STOCKS
  (cost $86,444,723)                                                101,926,825
                                                                   ------------
See notes to financial statements.

ICAP INTERNATIONAL FUND

As of June 30, 2005 (unaudited)

--------------------------------------------------------------------------------
                                                    PRINCIPAL
                                                      AMOUNT          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.7%

VARIABLE RATE DEMAND DEPOSIT - 1.7%
UMB Bank Money Market
  Fiduciary, 1.66%                                 $1,775,908        $1,775,908
                                                                   ------------
TOTAL SHORT-TERM INVESTMENT
  (cost $1,775,908)                                                   1,775,908
                                                                   ------------
TOTAL INVESTMENTS - 99.5%
         (cost $88,220,631)                                         103,702,733

Other Assets less Liabilities - 0.5%                                    543,892
                                                                   ------------
NET ASSETS - 100.0%                                                $104,246,625
                                                                   ============



See notes to financial statements.

ICAP INTERNATIONAL FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

ASSETS:
Investments, at cost                                                 $88,220,631
                                                                    ============
Investments, at value                                               $103,702,733
Receivable for securities sold                                         1,189,951
Dividends and interest receivable                                        354,062
Tax reclaim receivable                                                    95,469
Receivable for fund shares sold                                            6,225
Other assets                                                              17,557
                                                                    ------------
  Total assets                                                       105,365,997
                                                                    ------------
LIABILITIES:
Payable for securities purchased                                         648,425
Payable for fund shares redeemed                                          53,754
Payable to custodian                                                      71,874
Accrued investment advisory fee                                           41,008
Accrued expenses and other liabilities                                   147,018
Dividends payable                                                        157,293
                                                                    ------------
  Total liabilities                                                    1,119,372
                                                                    ------------
NET ASSETS                                                          $104,246,625
                                                                    ============
NET ASSETS CONSIST OF:
Capital stock                                                            $34,846
Paid-in-capital in excess of par                                      84,432,941
Accumulated net investment income                                        708,957
Accumulated net realized gain on investments
  and foreign currency transactions                                    3,584,303
Net unrealized appreciation on investments                            15,485,578
                                                                    ------------
NET ASSETS                                                          $104,246,625
                                                                    ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                           100,000,000
Issued and outstanding                                                 3,484,591

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE                                                                $ 29.92
                                                                         =======

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends(1)                                                          $1,896,254
Interest                                                                  17,420
                                                                    ------------
Total investment income                                                1,913,674
                                                                    ------------
EXPENSES:
Investment advisory fees                                                 404,815
Fund administration and accounting fees                                   66,769
Federal and state registration fees                                       17,229
Custody fees                                                              15,401
Shareholder servicing                                                     14,705
Audit fees                                                                12,807
Directors' fees and expenses                                              11,904
Reports to shareholders                                                   11,740
Legal fees                                                                10,470
Other                                                                      3,710
                                                                    ------------
Total expenses before waiver
         and reimbursements                                              569,550
Waiver and reimbursements
         of expenses by Adviser                                        (164,735)
                                                                    ------------
Net expenses                                                             404,815
                                                                    ------------
NET INVESTMENT INCOME                                                  1,508,859
                                                                    ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments
   and foreign currency transactions                                   3,641,830
Change in net unrealized appreciation
   on investments                                                    (5,277,281)
                                                                    ------------
Net loss on investments                                              (1,635,451)
                                                                    ------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                             $(126,592)
                                                                    ============


(1) Net of $380,832 in foreign withholding taxes.


See notes to financial statements.

ICAP INTERNATIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                           JUNE 30, 2005          YEAR ENDED
                                            (unaudited)        DECEMBER 31, 2004
--------------------------------------------------------------------------------

OPERATIONS:
Net investment income                        $1,508,859                  $77,723
Net realized gain on investments and
  foreign currency transactions               3,641,830                2,655,714
Change in net unrealized appreciation
  on investments                            (5,277,281)               13,283,357
                                          -------------            -------------
Net increase (decrease) in net assets
  resulting from operations                   (126,592)               16,716,794
                                          -------------            -------------
DISTRIBUTIONS PAID FROM:
Net investment income                         (799,902)                (777,517)
Net realized gain on investments                     -                 (553,959)
                                          -------------            -------------
Net decrease in net assets
  resulting from distributions paid           (799,902)              (1,331,476)
                                          -------------            -------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                  21,110,053               39,822,702
Reinvested distributions                        642,706                1,312,764
Shares redeemed                            (10,742,921)              (8,082,662)
Redemption fees                                   5,067                    5,480
                                          -------------            -------------
Net increase in net assets resulting from
  capital share transactions                 11,014,905               33,058,284
                                          -------------            -------------
TOTAL INCREASE IN NET ASSETS                 10,088,411               48,443,602

NET ASSETS:
Beginning of period                          94,158,214               45,714,612
                                          -------------            -------------
End of period                              $104,246,625              $94,158,214
                                          =============            =============
TRANSACTIONS IN SHARES:
Shares sold                                     700,925                1,503,627
Reinvested distributions                         21,481                   46,804
Shares redeemed                               (357,232)                (320,279)
                                          -------------            -------------
Net increase                                    365,174                1,230,152
                                          =============            =============


See notes to financial statements.

ICAP INTERNATIONAL FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)      (unaudited)      2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $30.18      $24.20        $17.45      $21.69        $24.19        $27.91

Income from investment operations:
  Net investment income                                   0.43        0.30          0.39        0.29          0.18          0.38
  Net realized and unrealized gain (loss)
    on investments(1)                                   (0.46)        6.16          6.77       (4.24)       (2.35)        (1.69)
                                                      --------     --------      -------      -------      -------       -------
    Total income (loss) from
      investment operations                             (0.03)        6.46          7.16       (3.95)       (2.17)        (1.31)
                                                      --------     --------      -------      -------      -------       -------
Less distributions:
  From net investment income                            (0.23)      (0.30)        (0.41)       (0.29)       (0.20)        (0.37)
  From net realized gain on investments                      -      (0.18)             -            -       (0.10)        (2.04)
  From return of capital                                     -          -              -            -       (0.03)            -
                                                      --------     --------      -------      -------      -------       -------
    Total distributions                                 (0.23)      (0.48)        (0.41)       (0.29)       (0.33)        (2.41)
                                                      --------     --------      -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                          $29.92      $30.18        $24.20       $17.45       $21.69        $24.19
                                                      ========     =======       =======      =======      =======       =======
TOTAL RETURN(2)                                        (0.10)%      26.87%        41.85%     (18.37)%      (8.95)%       (4.81)%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)            $104,247     $94,158       $45,715      $18,406      $20,203       $33,409
  Ratio of expenses to average net assets:
    Before expense reimbursement(3)                      1.13%       1.20%         1.57%        1.66%        1.65%         1.51%
    After expense reimbursement(3)(4)                    0.80%       0.80%         0.80%        0.80%        0.95%         1.00%
  Ratio of net investment income to average
    net assets:
    Before expense reimbursement(3)                      2.65%       0.83%         1.12%        0.62%        0.02%         1.02%
    After expense reimbursement(3)                       2.98%       1.23%         1.89%        1.48%        0.72%         1.53%
  Portfolio turnover rate(2) 58%                           58%        122%          218%         276%         267%          370%



(1) For the six months ended June 30, 2005, and for the years ended 2004, 2003 and 2002, includes $0.001, $0.001, $0.05 and $0.07, respectively, in redemption fees.
(2) Not annualized for the six months ended June 30, 2005.
(3) Annualized.
(4) Prior to September 1, 2001, the Adviser voluntarily reimbursed the Fund to the extent necessary to ensure that the Fund's operating expenses would not exceed 1.00% of its average net assets. Beginning September 1, 2001 and thereafter, the Adviser voluntarily increased the reimbursement paid to the Fund to the extent necessary to ensure that the Fund's operating expenses would not exceed 0.80% of its average net assets. As a result, the effective expense ratio after expense reimbursement for the year ended December 31, 2001 was 0.95%.

See notes to financial statements.

ICAP DISCRETIONARY EQUITY FUND

PERFORMANCE (%) as of June 30, 2005
----------------------------------------------------------------------------------------------------------
                                                                 ANNUALIZED
                                                   -------------------------------------------------------
                                    2Q05      YTD      1 year    3 year    5 year    10 year    12/31/1994
ICAP Discretionary Equity Fund      1.94     2.99       10.93      7.47      4.00      10.24         11.86
S&P 500 Index                       1.37    -0.81        6.32      8.28     -2.37       9.94         11.38
----------------------------------------------------------------------------------------------------------

GROWTH OF $10,000
December 31, 1994 through June 30, 2005

             ICAP Discretionary   S&P 500
                Equity Fund        Index
---------------------------------------------------------------------------
12/31/1994       10,000.00       10,000.00
 3/31/1995       10,881.24       10,973.66
 6/30/1995       12,234.49       12,021.28
 9/30/1995       13,189.80       12,976.51
12/31/1995       13,521.18       13,757.79
 3/31/1996       14,595.05       14,496.25
 6/30/1996       14,827.67       15,146.78
 9/30/1996       15,334.90       15,614.91
12/31/1996       16,975.94       16,916.57
 3/31/1997       17,649.50       17,370.11
 6/30/1997       20,497.94       20,402.57
 9/30/1997       22,273.14       21,930.89
12/31/1997       21,831.30       22,560.49
 3/31/1998       24,325.02       25,707.41
 6/30/1998       25,156.04       26,556.28
 9/30/1998       21,051.85       23,914.58
12/31/1998       24,052.54       29,007.51
 3/31/1999       24,888.34       30,452.89
 6/30/1999       27,947.59       32,599.64
 9/30/1999       25,354.98       30,564.17
12/31/1999       27,625.33       35,112.03
 3/31/2000       28,029.52       35,917.40
 6/30/2000       26,659.19       34,962.90
 9/30/2000       28,173.30       34,624.34
12/31/2000       29,923.51       31,914.95
 3/31/2001       28,663.47       28,131.39
 6/30/2001       29,685.81       29,777.73
 9/30/2001       26,698.12       25,407.13
12/31/2001       29,135.49       28,122.00
 3/31/2002       29,072.84       28,199.56
 6/30/2002       26,123.77       24,421.36
 9/30/2002       20,977.23       20,202.36
12/31/2002       21,887.91       21,906.98
 3/31/2003       21,725.27       21,216.84
 6/30/2003       24,632.51       24,483.85
 9/30/2003       24,983.73       25,130.85
12/31/2003       28,332.39       28,190.86
 3/31/2004       29,183.59       28,668.20
 6/30/2004       29,235.89       29,161.70
 9/30/2004       28,994.30       28,617.13
12/31/2004       31,489.10       31,258.63
 3/31/2005       31,814.51       30,587.11
 6/30/2005       32,431.29       31,005.72

The chart shown above assumes an initial gross investment of $10,000 made on December 31, 1994, the Fund's inception date. All performance in the above table and chart includes the reinvestment of all dividends and is net of fees and expenses. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. In the absence of existing fee waivers, the total return would be reduced. Current performance may be lower or higher than the performance data shown. To obtain performance information current to the most recent month end, please call 1-888-221-ICAP (4227) or visit www.icapfunds.com. The performance data table and chart do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Fund's holdings may differ significantly from the securities in the index. The index is unmanaged and therefore does not reflect the cost of portfolio management or trading. A direct investment in any index is not possible.

ICAP DISCRETIONARY EQUITY FUND

As of June 30, 2005

FUND FACTS
Date of inception..................12/31/1994
Ticker symbol...........................ICDEX
CUSIP...............................448926105
NAV....................................$29.64
Net assets.......................$9.2 million

FUND OBJECTIVE
The investment objective of the ICAP Discretionary Equity Fund is to seek a superior total return with only a moderate degree of risk. The Fund seeks to achieve its investment objective by investing primarily in U.S. dollar-denominated equity securities of companies with market capitalizations of at least $2 billion. The Fund seeks to achieve a total return greater than the S&P 500 Index over a full market cycle and indices comprised of value-oriented stocks over shorter periods. The Fund may invest up to 20% of its net assets in cash and cash equivalents for any purpose, including pending investment or reinvestment, and may invest up to 100% of its total assets in such instruments for temporary defensive purposes when market conditions warrant. To the extent the Fund invests for temporary defensive purposes, it may not achieve its investment objective. The Fund will typically hold between 40 and 45 securities. This Fund is closed to new investors and is not accepting any additional investments from current shareholders.

INVESTOR PROFILE
This Fund is most appropriate for investors who seek the capital appreciation of large-cap equities with only a moderate degree of risk. The investor should be looking to invest for the long term.

FUND CHARACTERISTICS
Number of holdings....................................................46
Percent in equities................................................96.7%
Percent in cash and other assets less liabilities...................3.3%
Price/earnings ratio...............................................14.7x
Weighted average market cap..................................$82 billion

TOP 10 HOLDINGS
Percent of net assets
--------------------------------------------------------------------------------
Bank of America Corp.                                                       4.8%
Citigroup, Inc.                                                             4.5%
BellSouth Corp.                                                             3.7%
Altria Group, Inc.                                                          3.2%
ConocoPhillips                                                              3.1%
Wells Fargo & Co.                                                           3.0%
Marathon Oil Corp.                                                          3.0%
The St. Paul Travelers Cos., Inc.                                           2.9%
Sanofi-Aventis ADR                                                          2.8%
PepsiCo, Inc.                                                               2.8%


SECTOR WEIGHTINGS
Percent of equities
--------------------------------------------------------------------------------
Basic Industries                                                             5%
Capital Spending                                                             7%
Communications                                                               9%
Consumer Services                                                            5%
Consumer Staples                                                             10%
Energy                                                                       16%
Financial                                                                    24%
Health Care                                                                  8%
Retail                                                                       4%
Technology                                                                   6%
Transportation                                                               4%
Utilities                                                                    2%

ICAP DISCRETIONARY EQUITY FUND

SCHEDULE OF INVESTMENTS BY SECTOR
As of June 30, 2005 (unaudited)

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

COMMON STOCKS - 96.7%

BASIC INDUSTRIES - 4.9%

Archer-Daniels-Midland Co.                            6,650            $142,177
BASF AG ADR                                           3,150             207,900
Freeport-McMoRan
  Copper & Gold, Inc. Class B                         2,750             102,960
                                                                     ----------
                                                                        453,037
                                                                     ----------
CAPITAL SPENDING - 6.7%
Deere & Co.                                           3,450             225,940
Tyco International Ltd.                               7,600             221,920
Waste Management, Inc.                                5,800             164,372
                                                                     ----------
                                                                        612,232
                                                                     ----------
COMMUNICATIONS - 8.4%
BellSouth Corp.                                      12,650             336,110
Comcast Corp. Class A*                                7,714             236,820
Sprint Corp.                                          7,900             198,211
                                                                     ----------
                                                                        771,141
                                                                     ----------
CONSUMER SERVICES - 5.1%
Cendant Corp.                                        10,600             237,122
News Corp. Class A                                    8,400             135,912
R.R. Donnelley & Sons Co.                             2,600              89,726
                                                                     ----------
                                                                        462,760
                                                                     ----------
CONSUMER STAPLES - 10.0%
Altria Group, Inc.                                    4,500             290,970
Cadbury Schweppes plc ADR                             4,700             180,151
McDonald's Corp.                                      6,800             188,700
PepsiCo, Inc.                                         4,800             258,864
                                                                     ----------
                                                                        918,685
                                                                     ----------

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------

ENERGY - 14.7%
ConocoPhillips                                        4,936            $283,771
Exxon Mobil Corp.                                     4,300             247,121
Halliburton Co.                                       4,950             236,709
Marathon Oil Corp.                                    5,135             274,055
National-Oilwell Varco, Inc.*                         1,300              61,802
Occidental Petroleum Corp.                            3,200             246,176
                                                                     ----------
                                                                      1,349,634
                                                                     ----------
FINANCIAL - 23.0%
Bank of America Corp.                                 9,550             435,575
Citigroup, Inc.                                       8,967             414,544
Freddie Mac                                           2,250             146,768
Goldman Sachs Group, Inc.                             1,850             188,737
J.P. Morgan Chase & Co.                               6,200             218,984
MBNA Corp.                                            5,950             155,652
The St. Paul Travelers Cos., Inc.                     6,787             268,290
Wells Fargo & Co.                                     4,500             277,110
                                                                     ----------
                                                                      2,105,660
                                                                     ----------
HEALTH CARE - 7.9%
Baxter International, Inc.                            1,500              55,650
Beckman Coulter, Inc.                                 1,300              82,641
MedImmune, Inc.*                                      5,100             136,272
Novartis AG ADR                                       4,000             189,760
Sanofi-Aventis ADR                                    6,347             260,164
                                                                     ----------
                                                                        724,487
                                                                     ----------
See notes to financial statements.
*Non-income producing.

ICAP DISCRETIONARY EQUITY FUND

As of June 30, 2005 (unaudited)

--------------------------------------------------------------------------------
                                                     NUMBER
                                                    OF SHARES          VALUE
--------------------------------------------------------------------------------


RETAIL - 4.0%
Lowe's Cos., Inc.                                     3,250            $189,215
Saks, Inc.*                                           3,050              57,859
Staples, Inc.                                         5,550             118,326
                                                                     ----------
                                                                        365,400
                                                                     ----------
TECHNOLOGY - 6.2%
Agilent Technologies*                                 2,400              55,248
Hewlett-Packard Co.                                   8,050             189,255
Microsoft Corp.                                      10,100             250,884
Motorola, Inc.                                        4,100              74,866
                                                                     ----------
                                                                        570,253
                                                                     ----------
TRANSPORTATION - 3.8%
Canadian Pacific Railway Ltd.                         2,700              93,177
CSX Corp.                                             2,500             106,650
Norfolk Southern Corp.                                4,800             148,608
                                                                     ----------
                                                                        348,435
                                                                     ----------
Utilities - 2.0%
Entergy Corp.                                         2,350             177,543
                                                                     ----------
Total Common Stocks
  (cost $7,346,788)                                                   8,859,267
                                                                     ----------

--------------------------------------------------------------------------------
                                                     PRINCIPAL
                                                       AMOUNT          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENT - 1.5%
VARIABLE RATE DEMAND DEPOSIT - 1.5%
UMB Bank Money Market
  Fiduciary, 1.66%                                 $138,312            $138,312
                                                                     ----------
TOTAL SHORT-TERM INVESTMENT
  (cost $138,312)                                                       138,312
                                                                     ----------
TOTAL INVESTMENTS - 98.2%
  (cost $7,485,100)                                                   8,997,579

Other Assets less Liabilities - 1.8%                                    167,124
                                                                     ----------
NET ASSETS - 100.0%                                                  $9,164,703
                                                                     ==========


See notes to financial statements.

*Non-income producing.

ICAP DISCRETIONARY EQUITY FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2005 (unaudited)

ASSETS:
Investments, at cost                                                 $7,485,100
                                                                   ============
Investments, at value                                                $8,997,579
Receivable for securities sold                                          116,772
Due from Adviser                                                         15,772
Dividends and interest receivable                                        12,477
Tax reclaim receivable                                                    5,014
Other assets                                                             37,541
                                                                   ------------
  Total assets                                                        9,185,155
                                                                   ------------
LIABILITIES:
Payable to custodian                                                      1,099
Accrued expenses and other liabilities                                   18,976
Dividends payable                                                           377
                                                                   ------------
  Total liabilities                                                      20,452
                                                                   ------------
NET ASSETS                                                           $9,164,703
                                                                   ============
NET ASSETS CONSIST OF:
Capital stock                                                            $3,092
Paid-in-capital in excess of par                                      5,087,607
Accumulated net investment loss                                           (195)
Accumulated net realized gain on investments                          2,561,720
Net unrealized appreciation on investments                            1,512,479
                                                                   ------------
NET ASSETS                                                           $9,164,703
                                                                   ============
CAPITAL STOCK, $0.01 PAR VALUE
Authorized                                                          100,000,000
Issued and outstanding                                                  309,183

NET ASSET VALUE, REDEMPTION
PRICE AND OFFERING PRICE
PER SHARE                                                                $29.64
                                                                         ======

STATEMENT OF OPERATIONS
For the six months ended June 30, 2005 (unaudited)

INVESTMENT INCOME:
Dividends(1)                                                           $158,066
Interest                                                                  1,768
                                                                   ------------
Total investment income                                                 159,834
                                                                   ------------
EXPENSES:
Investment advisory fees                                                 55,248
Fund administration and accounting fees                                  29,737
Legal fees                                                               25,361
State registration fees                                                  16,616
Shareholder servicing                                                    10,780
Custody fees                                                              6,431
Audit fees                                                                4,280
Reports to shareholders                                                     526
Directors' fees and expenses                                                164
Other                                                                     3,033
                                                                   ------------
Total expenses before waiver
  and reimbursements                                                    152,176
Waiver and reimbursements
  of expenses by Adviser                                               (96,928)

Net expenses                                                             55,248
                                                                   ------------
NET INVESTMENT INCOME                                                   104,586
                                                                   ------------
REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                      1,075,447
Net realized gain on investments
  from shareholder in-kind redemptions                                1,511,290
Change in net unrealized appreciation
  on investments                                                    (2,607,437)
                                                                   ------------
Net loss on investments                                                (20,700)
                                                                   ------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                               $83,886
                                                                   ============

(1) Net of $3,344 in foreign withholding taxes.

See notes to financial statements.

ICAP DISCRETIONARY EQUITY FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                         SIX MONTHS ENDED
                                           JUNE 30, 2005          YEAR ENDED
                                            (unaudited)        DECEMBER 31, 2004
--------------------------------------------------------------------------------
OPERATIONS:
Net investment income                         $104,586                  $703,257
Net realized gain on investments             1,075,447                 7,045,146
Net realized gain on investments from
  shareholder in-kind redemptions            1,511,290                 8,710,809
Change in net unrealized appreciation
  on investments                           (2,607,437)              (12,535,721)
                                          ------------              ------------
Net increase in net assets resulting
  from operations                               83,886                 3,923,491
                                          ------------              ------------
DISTRIBUTIONS PAID FROM:
Net investment income                        (104,781)                 (703,257)
Net realized gain on investments                     -                 (691,478)
                                          ------------              ------------
Net decrease in net assets
  resulting from distributions paid          (104,781)               (1,394,735)
                                          ------------              ------------
CAPITAL SHARE TRANSACTIONS:
Shares sold                                     90,853                 2,525,330
Reinvested distributions                        99,392                 1,292,583
Shares redeemed                           (12,422,421)              (63,482,906)
Net decrease in net assets resulting
  from capital share transactions         (12,232,176)              (59,664,993)
                                          ------------              ------------
TOTAL DECREASE IN NET ASSETS              (12,253,071)              (57,136,237)

NET ASSETS:
Beginning of period                         21,417,774                78,554,011
                                          ------------              ------------
End of period                               $9,164,703               $21,417,774
                                          ============              ============
TRANSACTIONS IN SHARES:
Shares sold                                      3,084                    90,930
Reinvested distributions                         3,444                    44,996
Shares redeemed                              (435,210)               (2,247,211)
                                          ------------              ------------
Net decrease                                 (428,682)               (2,111,285)
                                          ============              ============


See notes to financial statements.

ICAP DISCRETIONARY EQUITY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                     JUNE 30, 2005                    YEAR ENDED DECEMBER 31,
(For a share outstanding throughout the period)      (unaudited)      2004         2003         2002         2001         2000
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE,
  BEGINNING OF PERIOD                                   $29.03      $27.57       $21.53       $28.94       $30.51       $33.69

Income from investment operations:
  Net investment income                                   0.25        0.61         0.25         0.24         0.26         0.41
  Net realized and unrealized gain (loss)
    on investments                                        0.61        2.43         6.04       (7.41)       (1.07)         2.11
                                                        ------     -------      -------      -------      -------     --------
    Total income (loss) from
      investment operations                               0.86        3.04         6.29       (7.17)       (0.81)         2.52
                                                        ------     -------      -------      -------      -------     --------
Less distributions:
  From net investment income                            (0.25)      (0.61)       (0.25)       (0.24)       (0.26)       (0.41)
  From net realized gain on investments                      -      (0.97)            -            -       (0.50)       (5.29)
                                                        ------     -------      -------      -------      -------     --------
    Total distributions                                 (0.25)      (1.58)       (0.25)       (0.24)       (0.76)       (5.70)
                                                        ------     -------      -------      -------      -------     --------
NET ASSET VALUE, END OF PERIOD                          $29.64      $29.03       $27.57       $21.53       $28.94       $30.51
                                                        ======     =======      =======      =======      =======     ========
TOTAL RETURN(1)                                          2.99%      11.14%       29.44%     (24.88)%      (2.63)%        8.32%

SUPPLEMENTAL DATA AND RATIOS:
  Net assets, end of period (in thousands)              $9,165     $21,418      $78,554      $62,497      $89,926     $147,887
  Ratio of expenses to average net assets:
    Before expense reimbursement(2)                      2.20%       1.26%        1.14%        1.10%        1.01%        0.96%
    After expense reimbursement(2)                       0.80%       0.80%        0.80%        0.80%        0.80%        0.80%
  Ratio of net investment income to
    average net assets:
    Before expense reimbursement(2)                      0.11%       0.96%        0.70%        0.66%        0.64%        1.03%
    After expense reimbursement(2)                       1.51%       1.42%        1.04%        0.96%        0.85%        1.19%
    Portfolio turnover rate(1)                             36%         74%          99%          86%         106%         132%



(1) Not annualized for the six months ended June 30, 2005.
(2) Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

June 30, 2005 (unaudited)

ORGANIZATION
ICAP Funds, Inc. ("ICAP") was incorporated on November 1, 1994 under the laws of the State of Maryland and is registered as an open-end management investment company under the Investment Company Act of 1940. ICAP is comprised of four funds, the ICAP Equity Fund, the ICAP Select Equity Fund, the ICAP International Fund and the ICAP Discretionary Equity Fund, (the "Funds"). The Equity, Discretionary Equity, and International Funds are diversified funds and the Select Equity Fund is a non-diversified fund. Institutional Capital Corporation is the investment adviser (the "Adviser") to the Funds. The Discretionary Equity and Equity Funds commenced operations after the close of business on December 31, 1994 and the Select Equity and International Funds commenced operations after the close of business on December 31, 1997.

SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies consistently followed by ICAP in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

(A) INVESTMENT VALUATION - Common stocks and other equity-type securities are valued at the last sales price on the U.S. or foreign securities exchange on which such securities are primarily traded, and with respect to equity securities traded on Nasdaq, such securities are valued using the Nasdaq Official Closing Price. However, securities traded on a U.S. or foreign securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on an exchange or Nasdaq are valued at the most recent bid prices. Debt securities are valued by a pricing service that utilizes techniques to determine values for normal institutional-sized trading units of debt securities without regard to the existence of sale or bid prices when such values are believed to more accurately reflect the fair value of such securities; otherwise, actual sale or bid prices are used. Any securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of Directors. Events affecting the values of Fund securities that occur after the close of regular trading on the NYSE will not be reflected in a Fund's net asset value unless ICAP determines that the particular event would materially affect net asset value. In addition, events affecting the values of foreign Fund securities may occur on days in which U.S. securities exchanges are closed but foreign securities exchanges are open, and on days in which foreign securities exchanges are closed but U.S. securities exchanges are open. As a result, a Fund's net asset value may be significantly affected by such trading on days when shareholders will not be able to purchase or redeem shares. If ICAP determines that a particular event materially affects net asset value, ICAP may value the affected security or securities in accordance with pricing procedures adopted by the Board of Directors. Any such determinations must be reported by ICAP to the full Board of Directors quarterly. Debt securities having remaining maturities of 60 days or less when purchased are valued by the amortized cost method when the Board of Directors determines that the fair value of such securities is their amortized cost. Under this method of valuation, a security is initially valued at its acquisition cost, and thereafter, amortization of any discount or premium is recognized daily.

(B) FOREIGN CURRENCY TRANSLATIONS - Values of investments denominated in foreign currencies are converted into U.S. dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses. Foreign denominated assets may involve greater risks than domestic transactions, including currency, political and economic, regulatory and market risks.

(C) FEDERAL INCOME AND EXCISE TAXES - It is each Fund's policy to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains each year to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

(D) DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. Dividends from net investment income are declared and paid quarterly. In the case of the International Fund, dividends from net investment income are declared and paid either annually or semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually. The character of distributions made during the year from net investment income or net realized gain may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain/(loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

(E) SHORT-TERM INVESTMENTS - The Funds maintain uninvested cash in a bank overnight investment vehicle at their custodian. This may present credit risk to the extent the custodian fails to perform in accordance with the custody agreement. The creditworthiness of the custodian is monitored and this investment is considered to present minimal credit risk by the Funds' Adviser.

(F) ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(G) REDEMPTION FEES - The International Fund is authorized to deduct a fee of 2.00% from the current value of shares redeemed within one month of purchase. The redemption fee is treated as additional paid-in-capital.

(H) OTHER - Investment transactions are accounted for on the trade date. The Funds utilize the specific identification method to determine the gain or loss realized from investment transactions. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends from foreign securities are recorded on the ex-dividend date, or as soon as the information is available. Any non-cash dividends are recognized as investment income at the fair value of the property received.


INVESTMENT TRANSACTIONS

The aggregate purchases and sales of securities, excluding short-term investments and U.S. government obligations, for the Funds for the six months ended June 30, 2005 are summarized below:

---------------------------------------------------------------------------------------------------------
                                                                                              ICAP
                                                 ICAP           ICAP            ICAP       DISCRETIONARY
                                                EQUITY     SELECT EQUITY    INTERNATIONAL      EQUITY
                                                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
Purchases                                    $392,163,129   $410,439,068    $68,519,956    $ 4,972,611
Sales                                        $569,557,641   $289,516,277    $57,259,411    $17,077,541

There were no purchases or sales of U.S. government obligations.

FEDERAL INCOME TAX INFORMATION

At June 30, 2005, gross unrealized appreciation and depreciation of investments, including foreign currency, based on cost for federal income tax purposes were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                              ICAP
                                                 ICAP           ICAP            ICAP       DISCRETIONARY
                                                EQUITY     SELECT EQUITY    INTERNATIONAL      EQUITY
                                                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
Cost of investments                          $651,286,251    $392,369,571    $88,342,171    $7,495,371
                                             ============    ============    ===========    ==========
Gross unrealized appreciation                $156,434,802    $ 38,939,323    $16,293,039    $1,639,750

Gross unrealized depreciation                 (10,031,360)     (8,962,795)      (932,477)     (137,542)
                                             ------------    ------------    -----------    ----------
Net unrealized appreciation on investments   $146,403,442    $ 29,976,528    $15,360,562    $1,502,208
                                             ============    ============    ===========    ==========

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of December 31, 2004, the components of accumulated earnings on a tax basis were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                              ICAP
                                                 ICAP           ICAP            ICAP       DISCRETIONARY
                                                EQUITY     SELECT EQUITY    INTERNATIONAL      EQUITY
                                                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
Undistributed ordinary income                $          -     $    12,432    $         -    $        -
Undistributed long-term gains                     583,949          20,640         11,312        14,102
                                             ------------    ------------    -----------    ----------
Tax accumulated earnings                          583,949          33,072         11,312        14,102
Net unrealized appreciation on investments    184,152,557      32,150,092     20,694,020     4,080,797
                                             ------------    ------------    -----------    ----------
Total accumulated earnings                   $184,736,506     $32,183,164    $20,705,332    $4,094,899
                                             ============    ============    ===========    ==========

The Equity, Select Equity, International, and Discretionary Equity Funds utilized $111,426,477, $5,484,641, $2,124,071 and $6,168,479, respectively, of their capital loss carryforwards during the year ended December 31, 2004.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 were as follows:

---------------------------------------------------------------------------------------------------------
                                                                                              ICAP
                                                 ICAP           ICAP            ICAP       DISCRETIONARY
                                                EQUITY     SELECT EQUITY    INTERNATIONAL      EQUITY
                                                 FUND           FUND            FUND            FUND
---------------------------------------------------------------------------------------------------------
2004 Ordinary income                          $16,530,203      $4,524,466       $777,520      $703,257
2004 Long-term capital gains                  $16,439,282      $1,006,657       $553,956      $691,478
2003 Ordinary income                          $ 9,912,155      $  438,017       $508,016      $721,980

INVESTMENT ADVISORY AGREEMENT

The Funds each pay the Adviser an annual management fee of 0.80% of the Fund's average net assets. Pursuant to an expense cap agreement dated April 30, 1999, as amended on May 1, 2005, between the Adviser and the Funds, the Adviser agreed to waive its management fee and/or reimburse each Fund to the extent necessary to ensure that each Fund's expenses would not exceed 0.80% of its average net assets. The term of this amended expense cap agreement is 12 months. Since inception of the Funds, the Adviser has voluntarily reimbursed each Fund to the extent necessary to ensure that each Fund's operating expenses would not exceed the annual management fee.



FUND SHARE ACTIVITY - IN-KIND TRANSACTIONS

During 2005, the Funds approved a number of in-kind portfolio share transactions in accordance with the provisions of the prospectus. An in-kind portfolio share transaction occurs when the Fund distributes securities instead of cash to an investor who redeems Fund shares ("in-kind redemption"), or when the Fund receives securities instead of cash from an investor who purchases Fund shares ("in-kind purchase").

During the six months ended June 30, 2005, the Discretionary Equity Fund made in-kind redemptions of 281,762 shares with a value of $8,050,383. The Equity Fund received in-kind purchases of 110,260 shares with a value of $4,736,753. The Select Equity Fund received in-kind purchases of 377,073 shares with a value of $12,993,940. There were no such transactions in the International Fund.



SUBSEQUENT EVENT

On August 12, 2005, the shareholders of ICAP Funds, Inc. approved a reorganization of the Discretionary Equity Fund into the Equity Fund. The reorganization was effected pursuant to a Plan of Reorganization which provided that the Discretionary Equity Fund transfer all of its assets and liabilities to the Equity Fund in exchange for shares of the Equity Fund. The reorganization occurred on August 12, 2005.

As a result of the reorganization, on August 12, 2005, shareholders of the Discretionary Equity Fund became shareholders of the Equity Fund and received shares of the Equity Fund of equal value to their shares in the Discretionary Equity Fund.

OTHER INFORMATION

EXPENSE EXAMPLE

For the six months ended June 30, 2005 (unaudited)

As a shareholder of the ICAP Funds, Inc. (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is basedon an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2005 to June 30, 2005 (the "period").


ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.


HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD

---------------------------------------------------------------------------------------------------
                                               BEGINNING           ENDING     EXPENSES PAID DURING
                                             ACCOUNT VALUE     ACCOUNT VALUE    THE PERIOD ENDED
                                            JANUARY 1, 2005    JUNE 30, 2005    JUNE 30, 2005(1)
---------------------------------------------------------------------------------------------------
ICAP EQUITY FUND
  Actual                                       $1,000.00         $1,027.60         $4.02
  Hypothetical (5% return before expenses)     $1,000.00         $1,021.03         $4.01
ICAP SELECT EQUITY FUND
  Actual                                       $1,000.00         $1,028.90         $4.02
  Hypothetical (5% return before expenses)     $1,000.00         $1,021.03         $4.01
ICAP INTERNATIONAL FUND
  Actual                                       $1,000.00           $999.00         $3.97
  Hypothetical (5% return before expenses)     $1,000.00         $1,021.03         $4.01
ICAP DISCRETIONARY EQUITY FUND
  Actual                                       $1,000.00         $1,029.90         $4.03
  Hypothetical (5% return before expenses)     $1,000.00         $1,021.03         $4.01


(1) Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). For the period ended June 30, 2005, the expense ratios of the Equity Fund, Select Equity Fund, International Fund and Discretionary Equity Fund, were 0.80%, 0.80%, 0.80% and 0.80%, respectively.

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS

At a meeting of the Board of Directors of the Funds on May 19, 2005, the Directors, by a unanimous vote (including a separate vote of the Directors who are not "interested persons" (as that term is defined in the 1940 Act) (the "Independent Directors"), approved the renewal of the Funds' Investment Advisory Agreements (the "Agreements").

In advance of the meeting, the Independent Directors requested and received materials to assist them in considering the renewal of the Agreements. The materials provided contained information with respect to the factors noted below, including detailed comparative information relating to the performance, advisory fees and other expenses of the Funds. The materials also included comparisons of the Funds with other mutual funds of similar size and investment objectives in terms of performance, fees and other expenses, as well as the performance of each Fund versus its benchmark. In addition, the Adviser provided information regarding its overall expenses and profitability, as well as estimates of its costs and profitability relating to managing the Funds.


DISCUSSION OF FACTORS CONSIDERED

In connection with the re-approval of the Agreements, the Directors requested and received information that would enable them to consider the factors enumerated below.


1. NATURE, EXTENT, AND QUALITY OF SERVICES.
The Directors considered the nature, quality and extent of services provided by the Adviser, including portfolio management, supervision of Fund operations, compliance and regulatory matters and general oversight of other service providers. The Directors also noted that neither the Adviser nor its transfer agent had received any complaints from shareholders of the Funds. The Directors concluded that the services are extensive in nature and that the Adviser has consistently delivered a high level of service.


2. INVESTMENT PERFORMANCE OF THE FUNDS AND ADVISER.
The Directors reviewed a report prepared by Lipper Inc. ("Lipper"), which contained information regarding each Fund's performance as of March 31, 2005. The Directors considered short-term and long-term investment performance for each Fund over various periods of time as compared to both relevant equity indices and the performance of such Fund's Lipper peer group universe, and concluded that the Adviser was delivering strong performance results consistent with the long-term investment strategies being pursued by the Funds.

In particular, the Directors noted that the ICAP Equity Fund ranked in the third quintile for both the one- and five-year periods and in the first quintile over the ten-year period; the ICAP Select Equity Fund ranked in the first quintile for the one-year period and in the second quintile for the five-year period; and the ICAP International Fund ranked in the first quintile for both the one- and five-year periods. In addition, based on information provided by the Adviser, the Directors noted that the ICAP Equity and Select Equity Funds had each outperformed the S&P 500 Index over the one-year, five-year and since inception time periods ending March 31, 2005; similarly the ICAP International Fund had outperformed its benchmark index, the MSCI-Europe, over the one-year, five-year and since inception time periods. The Directors also noted that the Funds' performance results appeared to be consistent with the performance delivered for other clients of the Adviser with similar investment objectives.


3. COSTS OF SERVICES AND PROFITS REALIZED BY THE ADVISER
The Directors considered each Fund's management fee and total expense ratio relative to industry averages for each Fund's benchmark category. The Directors noted that with respect to each Fund, the Adviser has historically capped the total expense ratio of each Fund at the management fee. Based on the information provided by Lipper, in each case, the Funds' total expense ratios fell in or near the lowest quartile of their peer groups.

The Directors considered the Adviser's overall profitability, as well as the profitability attributable to the Funds. The Directors concluded that the Adviser's profitability was at an acceptable level, particularly in light of the quality of the services provided to the Funds.


4. EXTENT OF ECONOMIES OF SCALE AS FUNDS GROW.
The Directors considered whether there have been economies of scale with respect to the management of each Fund and whether such Fund has appropriately benefited from any economies of scale. The Directors noted that as asset levels grow certain service provider fees are reduced. However, since the total expenses of each Fund are capped at the advisory fee, these types of economies of scale are not necessarily relevant to Fund investors, but rather they enable the Adviser to reimburse Fund expenses at a lower level. The Directors again noted that the Adviser's cap on each Fund's total expenses at its management fee, which has been in place since each Fund's inception, has been and continues to be a clear benefit to Fund investors.


5. WHETHER FEE LEVELS REFLECT ECONOMIES OF SCALE.
The Directors also considered whether the management fee rate is reasonable in relation to the asset size of each Fund and any economies of scale that may exist. The Directors noted that each Fund's assets are currently less than a billion dollars and most of the Funds are substantially less than a billion dollars. The Directors reviewed several examples of mutual fund groups which were considerably larger than the Funds and have no breakpoints. The Independent Directors requested that the Adviser consider the addition of breakpoints if the Funds' assets reach levels at which breakpoints would be appropriate. The Adviser indicated that it would consider breakpoints at some time in the future, if applicable.


6. OTHER RELEVANT CONSIDERATIONS.
The Directors considered the size, education and experience of the Adviser's staff, the Adviser's fundamental research capabilities and the Adviser's approach to recruiting, training and retaining portfolio managers and other research personnel, and concluded in each of these areas that the Adviser was structured in such a way to support the high level of services being provided to the Funds.

The Directors also considered the character and amount of other incidental benefits received by the Adviser from its association with the Funds. The Directors concluded that potential "fall-out" benefits that the Adviser may receive, such as greater name recognition or increased ability to obtain research or brokerage services, appear to be reasonable, and in many cases benefit the Funds.


CONCLUSIONS

All of these factors were considered by the Directors, and also were considered by the Independent Directors meeting separately with counsel. In considering the Agreements, the Directors did not identify any one factor as all-important, but rather considered these factors collectively in light of each Fund's surrounding circumstances. Based on this review, it was the judgment of the Directors and the Independent Directors that shareholders had received favorable absolute and relative performance at reasonable fees and, therefore, re-approval of the Agreements was in the best interests of each Fund and its shareholders.

PROXY VOTING POLICIES

ICAP has adopted proxy voting policies and procedures under which the Funds have delegated to the Adviser the power to vote proxies relating to securities held by the Funds. A description of ICAP's proxy voting policies and procedures is available without charge, upon request, by calling toll free 1-888-221-ICAP
(4227). Alternatively, this information is available on the Edgar Database on the SEC's web site located at www.sec.gov.

In addition, each Fund's complete proxy voting record for the 12 months ended June 30, 2005 will be available after August 31, 2005 without charge, upon request, by calling toll free 1-888-221-ICAP (4227). Alternatively, this information will be available after August 31, 2005 on the Edgar Database on the SEC's web site located at www.sec.gov.


QUARTERLY SCHEDULES OF INVESTMENTS

The Funds file their complete schedules of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Funds' Form N-Q is available on the Edgar Database on the SEC's web site at www.sec.gov. Alternatively, this information may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

DIRECTORS
DR. JAMES A. GENTRY
Professor Emeritus of Finance, University of Illinois

JOSEPH ANDREW HAYS
Principal, The Hays Group,
Consultants to Management

ROBERT H. LYON
President, Chief Investment Officer and Director,
Institutional Capital Corporation

HAROLD W. NATIONS
Principal, Twin Crescents Realty LLC
Broker, Bradbury, Romey, Egan & Partners, Inc.




OFFICERS
ROBERT H. LYON
President

PAMELA H. CONROY
Vice President, Treasurer, Secretary and
Chief Compliance Officer




INVESTMENT ADVISER
INSTITUTIONAL CAPITAL CORPORATION
225 West Wacker Drive, Suite 2400
Chicago, Illinois 60606
www.icapfunds.com




CUSTODIAN
UMB Bank, n.a.
928 Grand Boulevard
Kansas City, Missouri 64106




DIVIDEND - DISBURSING AND TRANSFER AGENT
UMB FUND SERVICES, INC.
P.O. Box 2160
Milwaukee, Wisconsin 53201


ADMINISTRATOR AND FUND ACCOUNTANT
UMB FUND SERVICES, INC.
803 West Michigan Street, Suite A
Milwaukee, Wisconsin 53233




INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606




LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202




This semi-annual report is submitted for the general information of the shareholders of the ICAP Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

[LOGO]
ICAP Funds
225 West Wacker Drive, Suite 2400
Chicago, IL 60606
1-888-221-ICAP (4227)
www.icapfunds.com


                                                                    127-0805-30M
                                                                     IC-410-0805
(C) Copyright 2005 Institutional Capital Corporation

Item 2 - Code of Ethics

         Not applicable to semi-annual reports.


Item 3 - Audit Committee Financial Expert

         Not applicable to semi-annual reports.


Item 4 - Principal Accountant Fees and Services

         Not applicable to semi-annual reports.


Item 5 - Audit Committee of Listed Registrants

         Not applicable.


Item 6 - Schedule of Investments

         The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item I.


Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.


Item 8 - Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.


Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10 - Submission of Matters to a Vote of Security Holders

The Registrant does not currently have procedures by which shareholders recommend nominees to the Registrant's board of directors.

Item 11 - Controls and Procedures

(a) Based on an evaluation of the Registrant's disclosure controls and procedures, as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Disclosure Controls"), as of a date within 90 days prior to the filing date (the "Filing Date") of this Form N-CSR (the "Report"), the Registrant's principal executive officer and principal financial officer concluded that the Registrant's Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant's management, including the Registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There was no change in the Registrant's internal control over financial reporting that occurred during the Registrant's first fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


Item 12 - Exhibits

(a)(1) Code of Ethics - Not applicable to semi-annual reports.


(a)(2) Certifications for the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940.


(b) Certifications for the principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ICAP Funds, Inc.

By:      /s/ Pamela H. Conroy
         --------------------
         Pamela H. Conroy
         Vice President, Treasurer, Secretary and Chief Compliance Officer

Date:    August 23, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:      /s/ Robert H. Lyon
         ------------------
         Robert H. Lyon
         President (Principal Executive Officer)

Date:    August 23, 2005


By:      /s/ Pamela H. Conroy
         --------------------
         Pamela H. Conroy
         Vice President, Treasurer, Secretary and Chief Compliance Officer (Principal Financial Officer)

Date:    August 23, 2005